CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

November 20, 2008
Date of Report
(Date of Earliest Event Reported)

Tianyin Pharmaceutical Co., Inc.
 (Exact name of registrant as specified in its charter)

Delaware	000-52236	20-4857782
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

11th Floor, South Tower, Jinjiang Times Garden
107 Jin Li Road West
Chengdu , P. R. China, 610072
 (Address of principal executive offices (zip code))

+0086-028-86154737
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Section 7 – Regulation FD

Item 7.01 – Regulation FD Disclosure

On November 21, 2008, we shall present at the 20th Annual OC Growth Stock Conference  held by Roth Capital Partner, LLC.  A copy of our presentation is incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K that we filed on November 12, 2008.

Section 9 – Financial Statements and Exhibits

Item 9.01:  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.                                                      Description

99.1	Presentation (Incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K dated November 12, 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIANYIN PHARMACEUTICAL CO., INC.

By:   /s/  Dr. Guoqing Jiang

      Name:  Dr. Guoqing Jiang
      Title:   Chairman and Chief Executive Officer

Dated:  November 20, 2008